UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 3, 2006
MGM MIRAGE
(Exact name of registrant as specified in its charter)

DELAWARE	0-16760	88-0215232
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3600 Las Vegas Boulevard South, Las Vegas, Nevada	89109
(Address of Principal Executive Offices)	(Zip Code)
(702) 693-7120
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement
     On October 3, 2006 (the “Effective Date”), MGM MIRAGE, a Delaware corporation (the “Company”), entered into the Fifth Amended and Restated Loan Agreement (the “Fifth Loan Agreement”) by and among the Company, MGM Grand Detroit, LLC, a Delaware limited liability company, as initial co-borrower, and the lenders named in the signature pages thereto.
     The Fifth Loan Agreement reallocates $1.0 billion from the existing revolving credit facility such that the amended senior credit facilities will consist of a $4.5 billion senior revolving credit facility and a $2.5 billion senior term loan facility, in each case, extending the maturity date to the fifth anniversary of the Effective Date. Additionally, the senior credit facilities include an increase option where the Company may solicit either existing lenders or new lenders to raise additional commitments to either the senior revolving credit facility, the senior term loan facility, or both of them, thereby increasing the maximum borrowing capacity under these facilities to $8.0 billion. The Fifth Loan Agreement revises the terms of the maximum total leverage ratio and interest charge coverage ratio covenants and reduces pricing across the grid. In addition, the senior credit facilities provide for customary affirmative, negative and financial covenants; however, they do not contain a senior leverage ratio covenant.
     The foregoing description of the Fifth Loan Agreement does not purport to be complete and is qualified in its entirety by the terms of the Fifth Loan Agreement, which is filed as Exhibit 10 to this Current Report on Form 8-K and incorporated herein by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant
     The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.
Item 7.01. Regulation FD Disclosure.
     The following information set forth in this Item 7.01 of this Current Report on Form 8-K, including the text of the press release, attached as Exhibit 99 hereto, is being furnished to, but not filed with, the Securities and Exchange Commission (“SEC”).
     On October 10, 2006, the Company issued a press release announcing the Company’s entry into the Fifth Loan Agreement, a copy of which is attached as Exhibit 99 to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits
(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits:

No.	Description
10	Fifth Amended and Restated Loan Agreement.

99*	Text of the press release of the Registrant, dated October 10, 2006.

Exhibit 99 is being furnished to the SEC pursuant to Item 7.01 and shall not be deemed filed with the SEC, nor shall it be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGM MIRAGE

Date: October 10, 2006	By:	/s/ Bryan L. Wright

	Name:	Bryan L. Wright
	Title:	Senior Vice President, Assistant General Counsel and Assistant Secretary

INDEX TO EXHIBITS

No.	Description
10	Fifth Amended and Restated Loan Agreement.

99*	Text of the press release of the Registrant, dated October 10, 2006.

*	Exhibit 99 is being furnished to the SEC pursuant to Item 7.01 and shall not be deemed filed with the SEC, nor shall it be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.